Exhibit 99.3 Second Quarter 2026 Financial Results and Highlights © 2026 Cognizant July 29, 2026

© 2026 Cognizant 1 Forward-looking statements This earnings supplement includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which is necessarily subject to risks, uncertainties and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our strategy, competitive position and opportunities in the marketplace, investment in and growth of our business, the pace and magnitude of change and client needs related to AI, the effectiveness of our recruiting and talent efforts and related costs, labor market trends, the anticipated amount of capital to be returned to shareholders and our anticipated financial performance, matters related to Project Leap and other statements regarding matters that are not historical facts. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, the competitive and rapidly changing nature of the markets we compete in, our ability to successfully use AI-based technologies and the impact those technologies may have on the demand and terms for our services, the competitive marketplace for talent and its impact on employee recruitment and retention, legal, reputational and financial risks resulting from cyberattacks, changes in the regulatory environment, including with respect to immigration, trade and taxes and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

© 2026 Cognizant 2 $398M $558M Q2 '25 Q2 '26 Results Summary: Q2 2026 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures, as applicable. Revenue Increase of 4.5% Y/Y as reported, and an increase of 4.1% Y/Y in constant currency1 GAAP and Adjusted Operating Margin1 Cash Flow $5,245M $5,481M Q2 '25 Q2 '26 15.6% 15.9% Q2 '25 Q2 '26 15.6% 16.0% Q2 '25 Q2 '26 $331M $459M Q2 '25 Q2 '26 $1.31 $1.36 Q2 '25 Q2 '26 $1.31 $1.37 Q2 '25 Q2 '26 Adjusted Operating Margin1 GAAP Diluted EPS Adjusted Diluted EPS1 Operating Cash Flow Free Cash Flow1 GAAP Operating Margin Adjusted Operating Margin1 Diluted Earnings Per Share (EPS)

© 2026 Cognizant 3 Q2 2026 highlights Adjusted Operating Margin1 Organic revenue growth at high end of expectations 1 Large deals are defined as deals with a total contract value of $100 million or greater. Seven large deals1 signed including three new logos Over $1.3 billion deployed on share repurchases and dividends 5% trailing twelve months bookings growth GAAP and Adjusted operating margin expansion of 30 bps and 40 bps year-over-year, respectively Second consecutive quarter of double-digit revenue growth in Financial Services

Full-year 2026 and Q3 2026 Guidance[1]

	2026 Guidance	Assumptions
Revenue	~$22.04B to ~$22.35B 4.4% to 5.9% Y/Y or 4.0% to 5.5% Y/Y CC	Includes ~150 bps of inorganic contribution
Adjusted Operating Margin[2]	16.0% to 16.2% 20 to 40 basis points Y/Y expansion	
Adjusted effective tax rate[2]	25% to 26%	
Share Count	460M	
Adjusted Diluted EPS[2]	$5.70 to $5.82 8% to 10% Y/Y	

	Q3 2026 Guidance	
Revenue	~$5.60B to ~$5.68B 3.4% to 4.9% Y/Y or 3.8% to 5.3% Y/Y CC	Includes ~200 bps of inorganic contribution

[1] Guidance is as of July 29, 2026

[2] A full reconciliation of Adjusted Operating Margin, Adjusted Diluted EPS and Adjusted effective tax rate guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses, and the tax effects of these adjustments. See "About Non-GAAP Financial Measures and Performance Metrics" for more information, the definition of Adjusted effective tax rate as well as a partial reconciliation to the most directly comparable GAAP financial measures at the end of this earnings supplement.

© 2026 Cognizant

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Revenue, Operating Margin and EPS

$ in millions except per share amounts



$5,115
$5,245
$5,415
$5,333
$5,413
$5,481
$1.23
$1.31
$1.39
$1.35
$1.40
$1.37
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Revenue
Adjusted Diluted EPS

	Q1 '25	Q2 '25	Q3 '25	Q4 '25	Q1 '26	Q2 '26
Revenue Y/Y[1]	7.5%	8.1%	7.4%	4.9%	5.8%	4.5%
Revenue Y/Y CC[1]	8.2%	7.2%	6.5%	3.8%	3.9%	4.1%
GAAP Operating Margin	16.7%	15.6%	16.0%	16.0%	15.6%	15.9%
Adjusted Operating Margin	15.5%	15.6%	16.0%	16.0%	15.6%	16.0%
GAAP Diluted EPS[2]	$1.34	$1.31	$0.56	$1.34	$1.39	$1.36
Adjusted Diluted EPS	$1.23	$1.31	$1.39	$1.35	$1.40	$1.37

[1] Revenue from our acquisitions of Belcan and Thirdera contributed approximately 400 basis points to YoY growth in Q1 2025. Revenue from Belcan contributed approximately 400 basis points and 250 basis points to YoY growth in Q2 and Q3 2025, respectively. Revenue from our acquisition of 3Cloud contributed approximately 90 basis points to YoY growth in Q1 2026. Revenue from our acquisitions of 3Cloud and Astreya contributed approximately 100 basis points to YoY growth in Q2 2026.

[2] Q3 2025 GAAP Diluted EPS reflects the $0.80 impact from a one-time, non-cash income tax expense. See "About Non-GAAP Financial Measures and Performance Metrics" at the end of this earnings supplement for more information.

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Revenue Performance: Q2 2026

Segments

$ in millions



Health Sciences
+1.4% Y/Y
+1.0% Y/Y CC
$1,572
$1,733
Financial Services
+12.0% Y/Y
+11.7% Y/Y CC
$854
Communications, Media & Technology
+1.5% Y/Y
+1.4% Y/Y CC
$1,322
Products & Resources
+1.2% Y/Y
+0.7% Y/Y CC

Geography

$ in millions



North America
+5.5% Y/Y
+5.5% Y/Y CC
$4,127
$1,027
Europe
+2.5% Y/Y
+0.8% Y/Y CC
$327
Rest of World
(1.2%) Y/Y
(1.5%) Y/Y CC

The sale of third-party products in connection with our integrated offerings strategy contributed approximately 170 basis points to overall revenue growth. These sales contributed 175 basis points of growth to our North America region and 350 basis points to our Continental Europe region. Additionally, these sales contributed 350 basis points of growth to our Communications Media and Technology segment, 250 basis points of growth to our Financial Services segment and 125 basis points of growth to our Products and Resources segment.

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Health Sciences

Revenue

$ in millions



$1,571
$1,551
$1,604
$1,621
$1,579
$1,572
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Q1 '26
Q2 '26

Change in Revenue

	Q1 '25	Q2 '25	Q3 '25	Q4 '25	Q1 '26	Q2 '26
Y/Y	10.9%	6.2%	5.9%	5.2%	0.5%	1.4%
Y/Y CC	11.4%	5.3%	5.1%	4.2%	(0.9%)	1.0%

Q2 2026 Geography

$ in millions



North America
+0.7% Y/Y and Y/Y CC
$1,307
Europe
+3.2% Y/Y
+0.8% Y/Y CC
$224
$41
Rest of World
+13.9% Y/Y
+12.7% Y/Y CC

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© 2026 Cognizant

Financial Services

Revenue

$ in millions


$1,462
$1,547
$1,578
$1,586
$1,644
$1,733
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Q1 '26
Q2 '26

Change in Revenue

	Q1 '25	Q2 '25	Q3 '25	Q4 '25	Q1 '26	Q2 '26
Y/Y	5.6%	6.9%	6.2%	10.5%	12.4%	12.0%
Y/Y CC	6.5%	6.0%	5.4%	9.3%	10.2%	11.7%

Q2 2026 Geography

$ in millions


North America
+15.2% Y/Y and Y/Y CC
$1,263
Europe
+4.1% Y/Y
+2.5% Y/Y CC
$332
Rest of World
$138
+4.5% Y/Y
+4.6% Y/Y CC

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© 2026 Cognizant
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© 2026 Cognizant 9 $918 $322 $82 North America Europe Products & Resources —% Y/Y (0.1%) Y/Y CC +4.9% Y/Y +3.1% Y/Y CC +1.2% Y/Y +0.1% Y/Y CC Rest of World Revenue $ in millions Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Y/Y 12.8% 16.0% 12.6% 1.8% 3.4% 1.2% Y/Y CC 13.6% 14.7% 11.4% 0.3% 1.1% 0.7% $1,278 $1,306 $1,383 $1,318 $1,321 $1,322 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Change in Revenue1 $ in millions Q2 2026 Geography 1 Revenue from recently completed acquisitions contributed 15, 16 and 9 percentage points to year-over-year revenue growth in Q1 2025, Q2 2025 and Q3 2025, respectively.

© 2026 Cognizant 10 +6.5% Y/Y and Y/Y CC $804 $841 $850 $808 $869 $854 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 $639 $149 $66 Communications, Media & Technology North America Rest of World (19.5%) Y/Y (19.3%) Y/Y CC (6.3%) Y/Y (7.3%) Y/Y CC Europe Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Y/Y (2.7%) 3.1% 4.2% (0.4%) 8.1% 1.5% Y/Y CC (1.9%) 2.2% 3.6% (1.2%) 6.5% 1.4% Change in Revenue Revenue $ in millions $ in millions Q2 2026 Geography

© 2026 Cognizant 11 $27.8 $27.5 $28.4 $29.6 $29.1 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Trailing Twelve Month Bookings1 Trailing twelve month bookings of $29.1 billion increased 5% year-over-year and represented a book-to-bill of 1.3x Q2 2026 bookings decreased 6% year-over-year $ in billions 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information.

© 2026 Cognizant 12 Employee Metrics 336.3 343.8 349.8 351.6 357.6 356.7 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Trailing 12-Month Voluntary Attrition - Tech Services 12.0% 12.6% 12.6% 12.3% 12.3% 13.0% Additional Employee Metrics Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Blended Utilization, Excluding Trainees 85% 85% 85% 83% 85% 85% Utilization Headcount in thousands

© 2026 Cognizant 13 $600 $610 $618 $1,615 $1,334 $605 $1,378 $2,408 FY 2024 FY 2025 Trailing 12 Months Acquisitions Share Repurchases $153 $151 $151 $159 $157 $730 $604 $368 $463 $338 $444 $1,163 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Cash Flow, Balance Sheet & Capital Allocation Q1 '251 Q2 '25 Q3 '25 Q4 '252 Q1 '26 Q2 '26 Operating Cash Flow $400 $398 $1,227 $858 $274 $558 Free Cash Flow $393 $331 $1,160 $781 $198 $459 Cash and Short-Term Investments $1,992 $1,808 $2,354 $1,914 $1,517 $1,051 Total Debt $600 $592 $584 $576 $568 $1,560 Annual Quarterly Dividends $ in millions $ in millions 1 Q1 2025 Free Cash Flow includes the positive impact of $70 million from the proceeds on sale of property and equipment. 2 Q4 2025 Cash and Short-Term Investments excludes $733 million of restricted cash related to our acquisition of 3Cloud.

APPENDIX: About Non-GAAP Financial Measures and Performance Metrics

© 2026 Cognizant 15 Non-GAAP Financial Measures To supplement our financial results presented in accordance with GAAP, this earnings supplement includes references to the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: Adjusted Operating Margin, Adjusted Diluted EPS, free cash flow, constant currency revenue growth and Adjusted effective tax rate. These non- GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of our non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated. Our non-GAAP financial measures Adjusted Operating Margin and Adjusted Income from Operations exclude unusual items, such as Project Leap charges and the partial reversal of the India Defined Contribution Obligation in 2026 and the gain on sale of property and equipment in 2025. Our non-GAAP financial measure Adjusted Diluted EPS excludes unusual items, such as Project Leap charges, the partial reversal of the India Defined Contribution Obligation, the one-time income tax expense related to the enactment of the OBBBA and the gain on sale of property and equipment, and net non-operating foreign currency exchange gains or losses and the tax impact of all the applicable adjustments. The income tax impact of each item excluded from Adjusted Diluted EPS is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. Free cash flow is defined as cash flows from operating activities plus proceeds from sale of property and equipment, net of purchases of property and equipment. Constant currency revenue growth is defined as revenues for a given period restated at the comparative period’s foreign currency exchange rates measured against the comparative period's reported revenues. Adjusted effective tax rate reflects a tax rate commensurate with our non-GAAP Adjusted EPS. Management believes providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into our operating results. For our internal management reporting and budgeting purposes, we use various GAAP and non-GAAP financial measures for financial and operational decision-making, to evaluate period-to-period comparisons, to determine portions of the compensation for our executive officers and for making comparisons of our operating results to those of our competitors. Accordingly, we believe that the presentation of our non-GAAP measures, which exclude certain costs, when read in conjunction with our reported GAAP results, can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations. A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring such as our net non-operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from our non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures. Performance Metrics Bookings are defined as total contract value (or TCV) of new contracts, including new contract sales as well as renewals and expansions of existing contracts. Bookings can vary significantly quarter to quarter depending in part on the timing of the signing of a small number of large contracts. Our book-to-bill ratio is defined as bookings for the trailing twelve months divided by revenue for the same period. Measuring bookings involves the use of estimates and judgments and there are no independent standards or requirements governing the calculation of bookings. The extent and timing of conversion of bookings to revenues may be impacted by, among other factors, the types of services and solutions sold, contract duration, the pace of client spending, actual volumes of services delivered as compared to the volumes anticipated at the time of sale, and contract modifications, including terminations, over the lifetime of a contract. The majority of our contracts are terminable by the client on short notice often without penalty, and some without notice. We do not update our bookings for subsequent terminations, reductions or foreign currency exchange rate fluctuations. Information regarding our bookings is not comparable to, nor should it be substituted for, an analysis of our reported revenues. However, management believes that it is a key indicator of potential future revenues and provides a useful indicator of the volume of our business over time. About Non-GAAP Financial Measures and Performance Metrics

Reconciliations of Non-GAAP Financial Measures

(in millions, except per share amounts)

	Three Months Ended:						
	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025	Mar 31, 2026	Jun 30, 2026	Guidance Full Year 2026[1]
GAAP income from operations	$ 853	$ 817	$ 866	$ 853	$ 843	$ 874	
Project Leap charges[a]	—	—	—	—	—	84	$230 - $320
India Defined Contribution Obligation[b]	—	—	—	—	—	(81)	$(81)
(Gain) on sale of property and equipment[c]	(62)	—	—	—	—	—	—
Adjusted income from operations	$ 791	$ 817	$ 866	$ 853	$ 843	$ 877	
GAAP operating margin	16.7 %	15.6 %	16.0 %	16.0 %	15.6 %	15.9 %	
Project Leap charges[a]	—	—	—	—	—	1.5	1.0% - 1.5%
India Defined Contribution Obligation[b]	—	—	—	—	—	(1.4)	(0.4)%
(Gain) on sale of property and equipment[c]	(1.2)	—	—	—	—	—	—
Adjusted operating margin	15.5 %	15.6 %	16.0 %	16.0 %	15.6 %	16.0 %	16.0% - 16.2%
GAAP diluted earnings per share	$ 1.34	$ 1.31	$ 0.56	$ 1.34	$ 1.39	$ 1.36	
Effect of above adjustments, pre-tax	(0.13)	—	—	—	—	0.01	(a)(b)(c)
Effect of non-operating foreign currency exchange (gains) loss, pre-tax[d]	—	(0.01)	(0.01)	(0.01)	(0.04)	(0.02)	(d)
Tax effect of above adjustments[e]	0.02	0.01	0.04	0.02	0.05	0.02	(d)
One-time income tax expense related to the enactment of the OBBBA[f]	—	—	0.80	—	—	—	—
Adjusted diluted earnings per share	$ 1.23	$ 1.31	$ 1.39	$ 1.35	$ 1.40	$ 1.37	$5.70 - $5.82

(1) A full reconciliation of Adjusted Operating Margin and Adjusted Diluted Earnings Per Share guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses and the tax effects of these adjustments, and such adjustments may be significant.

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Please refer to page 17 through 19 of this earnings supplement for corresponding Non-GAAP notes.

© 2026 Cognizant 17 Reconciliations of Non-GAAP Financial Measures Notes: (a) Project Leap charges for the three months ended June 30, 2026 were $84 million and included $56 million of employee separation costs and $28 million of other costs. We expect to incur costs of $230 million to $320 million in connection with Project Leap, with substantially all of the costs expected to be incurred in 2026. The total costs related to Project Leap are reported in "Restructuring charges" in our unaudited consolidated statements of operations. Our guidance anticipates pre-tax charges of approximately $0.50 to $0.70 per diluted share for the full year 2026. The tax benefit of these charges is expected to be approximately ($0.13) to ($0.18) per diluted share for the full year 2026. (b)On February 28, 2019, a ruling of the Supreme Court of India interpreting certain statutory defined contribution obligations of employees and employers (the “India Defined Contribution Obligation”) altered historical understandings of the obligation under the Employees’ Provident Fund and Miscellaneous Provision Act, 1952, extending it to cover additional portions of the employee’s income. As a result, the ongoing contributions of our affected employees and the Company were required to be increased. In the first quarter of 2019, we accrued $117 million with respect to prior periods, assuming retroactive application of the SCI’s ruling, in "Selling, general and administrative expenses" in our unaudited consolidated statement of operations. Labor law reforms implemented by the Government of India effective November 21, 2025, including the Code on Social Security, 2020, were designed to repeal and replace the Employees’ Provident fund and Miscellaneous Provisions Act, 1952, subject to the issuance of applicable rules. The Social Security Rules were notified by the government of India in May 2026. Additionally, the government of India published the Employees Provident Fund Scheme of 2026 in June 2026. As a result of these developments, management concluded that the liability relating to periods where no proceedings had been initiated by the government is no longer required. Thus, in the second quarter of 2026, management recorded a benefit of $81 million in "Selling, general and administrative expenses" in our unaudited consolidated statement of operations. Our guidance anticipates a pre-tax benefit of approximately ($0.18) per diluted share with a corresponding tax expense of approximately $0.05 per diluted share for the full year 2026. (c) During the three months ended March 31, 2025, we realized a gain of $62 million on the sale of an office complex in India, which was reported in "(Gain) on sale of property and equipment" on our unaudited consolidated statement of operations. (d) Non-operating foreign currency exchange gains and losses, inclusive of gains and losses related to foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in "Foreign currency exchange gains (losses), net" in our unaudited consolidated statements of operations. Non-operating foreign currency exchange gains and losses are subject to high variability and low visibility and therefore cannot be provided on a forward-looking basis without unreasonable efforts.

© 2026 Cognizant 18 Reconciliations of Non-GAAP Financial Measures (f) In July 2025, the One Big Beautiful Bill Act ("OBBBA") was enacted in the United States, which, among other provisions, repealed the requirement to capitalize U.S. research and experimental ("R&E") costs. As a result, we do not believe it is more likely than not that we will realize our deferred tax asset of $390 million related to R&E costs capitalized outside the United States. These amounts would have otherwise been available to offset certain future U.S. taxes on our non-U.S. earnings, which, as a result of this repeal, we no longer project to be applicable to us. Therefore, in the third quarter of 2025, we recorded a one-time, non-cash income tax expense of $390 million. 2025 2026 Three months ended: Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 Non-GAAP income tax benefit (expense) related to: Project Leap charges $ — $ — $ — $ — $ — $ 22 India Defined Contribution Obligation — — — — — (21) Gain on sale of property and equipment (9) — — — — — Foreign currency exchange gain and losses (3) (7) (15) (8) (22) (8) (e) Presented below are the tax impacts of our non-GAAP adjustments to pre-tax income: The effective tax rate related to non-operating foreign currency exchange gains and losses varies depending on the jurisdictions in which such income and expenses are generated and the statutory rates applicable in those jurisdictions. As such, the income tax effect of non-operating foreign currency exchange gains and losses shown in the above table may not appear proportionate to the net pre-tax foreign currency exchange gains and losses reported in our unaudited consolidated statements of operations.

© 2026 Cognizant 19 Reconciliations of Non-GAAP Financial Measures Reconciliation of free cash flow Three Months Ended (in millions) Mar 31, 2025 Jun 30, 2025 Sep 30, 2025 Dec 31, 2025 Mar 31, 2026 Jun 30, 2026 Net cash provided by operating activities $ 400 $ 398 $ 1,227 $ 858 $ 274 $ 558 Purchases of property and equipment (77) (67) (67) (77) (76) (99) Proceeds from sale of property and equipment 70 — — — — — Free cash flow $ 393 $ 331 $ 1,160 $ 781 $ 198 $ 459 Adjusted Effective Tax Rate Reconciliation Guidance FY 2026 GAAP effective tax rate Effect of Project Leap charges (a) — Effect of the India Defined Contribution Obligation (b) — Effect of non-operating foreign currency exchange (gains) losses (d) (d) Adjusted effective tax rate 25% - 26% The notes referenced in the above table are located on page 17. Net Interest FY 2024 Guidance FY 2025 Interest income $40 ~$115 Interest expense (20) (~50) Net Interest Income $20 ~ Adjusted Net Income Reconciliation (in millions) Q3 2025 YTD 2025 GAAP net income $ 274 $ 1,582 Non-operating foreign currency exchange gains / losses (c) 11 12 (Gain) on sale of property and equipment (a) — (53) One-time income tax expense related to the enactment of the OBBBA(e) 390 390 Adjusted Net Income $ 675 $ 1,931